Investor Presentation As of December 31, 2021 Exhibit 99.1

Forward-Looking Statements This presentation of First US Bancshares, Inc. (“FUSB” or the “Company”) contains forward-looking statements, as defined by federal securities laws. Statements contained in this presentation that are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by FUSB’s senior management. FUSB undertakes no obligation to update these statements following the date of this presentation, except as required by law. In addition, FUSB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of FUSB’s senior management based upon current information and involve a number of risks and uncertainties. Certain factors that could affect the accuracy of such forward-looking statements are identified in the public filings made by FUSB with the Securities and Exchange Commission (the “SEC”), including FUSB’s most recent Annual Report on Form 10-K, and forward-looking statements contained in this presentation or in other public statements of FUSB or its senior management should be considered in light of those factors. Specifically, with respect to statements relating to the sufficiency of the allowance for loan and lease losses, loan demand, cash flows, interest costs, growth and earnings potential, expansion and FUSB’s positioning to handle the challenges presented by COVID-19, these factors include, but are not limited to, the rate of growth (or lack thereof) in the economy generally and in FUSB’s service areas; market conditions and investment returns; changes in interest rates; the impact of the COVID-19 pandemic on FUSB’s business, FUSB’s customers, the communities that FUSB serves and the United States economy, including the impact of actions taken by governmental authorities to try to contain the virus and protect against it, through vaccinations and otherwise, or address the impact of the virus on the United States economy (including, without limitation, the Coronavirus Aid, Relief and Economic Security (CARES) Act and subsequent federal legislation) and the resulting effect on FUSB’s operations, liquidity and capital position and on the financial condition of FUSB’s borrowers and other customers; the pending discontinuation of LIBOR as an interest rate benchmark; the availability of quality loans in FUSB’s service areas; the relative strength and weakness in the consumer and commercial credit sectors and in the real estate markets; collateral values; cybersecurity threats; and risks related to the Paycheck Protection Program. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements. 2

Presentation Disclosure This presentation has been prepared by FUSB solely for informational purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of FUSB and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of FUSB and the information included in this presentation or other information provided by or on behalf of FUSB. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of FUSB by any person in any jurisdiction in which it is unlawful for such person to make such an offer or solicitation. Neither the SEC nor any state securities commission has approved or disapproved of the securities of FUSB or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date indicated on the cover page. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of FUSB after such date. This presentation includes unaudited financial measures that have been prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measures”), including tangible book value per common share, return on average tangible common equity and tangible common equity to tangible assets. FUSB presents non-GAAP financial measures when it believes that the additional information is useful and meaningful to management and investors. Non-GAAP financial measures do not have any standardized meaning and, therefore, may not be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See the Appendix to this presentation for a reconciliation of certain non-GAAP financial measures to the comparable GAAP measures. Quarterly data and 12/31/2021 data presented herein have not been audited by FUSB’s independent registered public accounting firm. 3

Contents

- Corporate Profile 5
- Strategic Focus...9
- 4Q2021 Highlights..12
- Financial Results through December 31, 2021..................................19
- Risk Management – Capital, Liquidity and Market Sensitivity...............26
- Appendix: Non-GAAP Reconciliation..31

FIRST US BANCSHARES, INC.

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Corporate Profile Senior Leadership Team 6

7 Corporate Profile: First US Bank – Branch and LPO Location Map

Corporate Profile Acceptance Loan Company: Summary of Recent Events 8 On September 3, 2021, the Bank’s wholly-owned subsidiary, Acceptance Loan Company, Inc. (“ALC”), ceased new business development and permanently closed its 20 branch lending locations in Alabama and Mississippi to the public. ALC is continuing to service its remaining portfolio of loans from its headquarters in Mobile, Alabama. The cessation of new business and closure of ALC’s branch locations are part of a long-term strategy to reduce expenses, fortify asset quality, and focus the Company’s loan growth efforts in other areas, including the Bank’s commercial lending and consumer indirect lending efforts. The initiative resulted in pre-tax expense reductions at ALC netting to $1.3 million, comparing 4Q2021 to 3Q2021. The 4Q2021 expense reductions were partially offset by one-time pre-tax charges totaling $0.4 million associated with personnel, lease terminations, and other administrative costs related to the branch closures. As of December 31, 2021, approximately $0.9 million in total one-time pre-tax charges associated with the business cessation strategy had been incurred. This amount represents the majority of one-time charges currently expected in connection with this strategic initiative. Future non-interest expenses at ALC are expected to consist primarily of personnel and operating expenses associated with the collection of ALC’s remaining loan portfolio, as well as provision expense for loan losses or changes in loan loss estimates. As a result of the initiative, the total number of ALC’s full-time equivalent employees was reduced to eight as of December 31, 2021, compared to 81 as of December 31, 2020. Management expects that the majority of ALC’s loans will be paid off by the end of 2023. Revenue associated with ALC’s portfolio of loans is expected to diminish over time as loans mature and are paid off. The Company’s ongoing efforts will be focused on replacing reduced revenues at ALC with continued loan growth in the Bank’s other loan portfolios, while maintaining the allowance for loan losses at prudent levels to account for the inherent uncertainty that may result from ALC’s branch closures.

` PRIMARY GOALS Grow EPS, ROA and ROE Consistent, diversified loan and deposit growth Adherence to strong credit culture Effective expense control – both interest and non-interest LENDING FOCUS EXPENSE CONTROL LONGER TERM GROWTH EFFORTS Superior organic growth in earning assets Adherence to commercial lending fundamentals: cash flow, debt service coverage and loan-to-value considerations Avoid speculative lending on land and development Minimal exposure to hotels/motels and dine-in restaurants Maintain continuous loan review and loan grading system Consumer lending focused on higher credit scores and geographic and product diversification Strategic Focus Objective: Increase franchise value Maintain strong core deposit franchise while being responsive to the interest rate environment Expand use of current digital offerings among customer base to optimize branch footprint Improve efficiency through process improvement and scale Grow loan production offices to levels that support limited branching Promote use of digital banking offerings to expanded customer base Consider acquisitions to enter new growth markets 9

Strategic Focus Building and Maintaining a Diversified Balance Sheet 10

11 Strategic Focus A Favorable Geographic Footprint Potential Markets for Growth Alabama: Auburn Dothan Huntsville Montgomery Florida: Destin Panama City Pensacola Georgia: Athens Atlanta Augusta Columbus Macon Mississippi: Hattiesburg Jackson Meridian South Carolina: Greenville Tennessee: Memphis Nashville

12 4Q2021 net income of $1.7 million and diluted EPS of $0.25; 104.4% increase compared to 3Q2021 Earnings improved due to reduction of non-interest expense following the implementation of the ALC dissolution strategy Pre-tax expense reductions of $1.3 million at ALC comparing 4Q2021 to 3Q2021 4Q2021 expenses include $0.4 million in one-time pre-tax charges associated with the ALC dissolution strategy, compared to $0.5 million in 3Q2021 ALC interest income reduced from $2.3 million in 3Q2021 to $2.0 million in 4Q2021 Full-year 2021 net income of $4.5 million and diluted EPS of $0.66; 64.4% increase compared to 2020 Earnings improvement driven by reductions in both interest and non-interest expense, and decrease in the provision for loan and lease losses Cost of funds (including noninterest-bearing deposits) decreased to 0.35% in 2021, compared to 0.62% in 2020 Non-interest expense reduced by $1.5 million in 2021, compared to 2020, due primarily to reduced salary and benefits expense Full-time equivalent employees reduced to 175 as of 12/31/2021, compared to 270 as of 12/31/2020 Reduction in full-time equivalent employees resulted primarily from the ALC dissolution strategy Provision for loan losses reduced by $0.9 million Negative provisions were not taken in any 2021 quarter; loan loss reserves as of 12/31/2021 maintained at 1.17% compared to 1.16% as of 12/31/2020 Change in loan mix as ALC loans are reduced leads to stronger credit quality over the long-term Full-year 2021 loan growth of $71.1 million, or 11.1% (excluding PPP loans) $64.4 million growth in Indirect lending (RVs, campers, boats, horse/cargo trailers) $29.8 million growth in Construction $13.4 million net growth in Commercial Real Estate $2.5 million growth in Commercial and Industrial Growth partially offset by ALC-related reductions (Direct Consumer and Branch Retail), and Residential Real Estate 4Q2021 and Full Year Financial Highlights

4Q2021 Highlights Completed full-year 2021 Loan Growth of $71.1 million, or 11.1% (excluding PPP Loans) Growth driven by Indirect, Construction, CRE and C&I 13

4Q2021 Highlights A focus on the Indirect Portfolio Significant growth due to state expansion and consumer choices during pandemic Enhanced earnings (average yields approximately 6.0%) Strong credit quality (average credit scores in the mid-700s) Enhanced geographic diversification of the loan portfolio This portfolio segment includes loans secured by collateral purchased by consumers in retail stores with whom the Company has an established relationship to provide financing if applicable underwriting standards are met. The collateral securing these loans generally includes recreational vehicles, campers, boats, horse trailers and cargo trailers. 14 Indirect Lending Currently Conducted in 12 States: Alabama Florida Georgia Kentucky Mississippi Missouri North Carolina Oklahoma South Carolina Tennessee Texas Virginia

4Q2021Highlights A Focus on the Indirect Portfolio 15 Indirect by Collateral as of 12/31/2021(1) Indirect by State as of 12/31/2021(1)(2) (1) Dollars in thousands (2) Represents state in which the participating dealer operates

4Q2021 Highlights 5 Quarter Annualized Margin Report – A challenging interest rate environment continues 16 (1) Average Rate on Interest-Bearing Liabilities and Non-Interest-Bearing Deposits

4Q2021 Highlights Asset Quality – Full-year net charge-offs of 16 basis points in 2021, compared to 20 basis points in 2020 17

4Q2021 Highlights Asset Quality – Increase in NPAs and NPLs following branch closures and ALC dissolution strategy 18 Nonperforming loans represent loans in nonaccrual status, while nonperforming assets includes both nonaccrual loans and OREO. Nonaccrual loans increased in 4Q2021 following implementation of the ALC dissolution strategy. Nonperforming assets increased in 3Q2021 following closure of four owned Bank branches and one owned ALC branch. Closed branch assets totaling $2.0 million were reclassified into OREO following the closures Two of the closed branches were sold by 12/31/2021, resulting in gains on sale of $0.4 million and reduction in OREO of $0.6 million by year-end.

Financial Results Profitability Metrics 19 (1) Calculations of tangible balances and measures are included in the Appendix

Financial Results Balance Sheet Metrics 20

Financial Results Non-interest Income and Expense 21 Other lncome Other sources of non-interest income include: Bank-owned life insurance Gains on the sales of premises and equipment and other assets Credit insurance commissions and fees

Financial Results Share Price vs. Tangible Book Value (80% as of 12/31/2021)(1) 22 (1) Calculations of tangible balances and measures are included in the Appendix

23 Financial Results Selected Financial Data (1) Calculations of tangible balances and measures are included in the Appendix (2) Efficiency ratio = non-interest expense / (net interest income + non-interest income)

Financial Results Selected Balance Sheet Information (dollars in thousands) 24

Financial Results Income Statements (dollars in thousands, except per share data) 25

Risk Management Equity Capital: Bank capital levels boosted in Q4 by $5.0 million investment from First US Bancshares, Inc. 26 (1) The minimum regulatory requirement for Tier 1 Capital is 7.0%. To be considered well-capitalized, Tier 1 Capital must be 6.5%. (2) The minimum regulatory requirement for Tier 1 Leverage is 4.0%. To be considered well-capitalized, Tier 1 Leverage must be 5.0%. (3) The minimum regulatory requirement for Total Capital is 10.5%. To be considered well-capitalized, Total Capital must be 10.0%. (4) Calculations of tangible balances and measures are included in the Appendix

Risk Management Managing Investment Risk and Liquidity 27 Summary of Securities Portfolio The portfolio is structured with relatively short expected average lives in order to enhance liquidity Weighted average book yield was 1.40% in 4Q2021 Expected average life of securities in the portfolio is 3.72 years 97.4% of the portfolio is available for sale; 2.6% is HTM 78.7% of the portfolio is fixed; 21.3% of the portfolio is floating At level rates, the portfolio is expected to generate $2.1 million per month in cash flow for the next year At up 3%, the portfolio is expected to generate $1.5 million per month in cash flow for the next year (1) As of December 31, 2021, the available unused line of credit with the FHLB was $237.0 million. The line of credit may only be accessed to the extent that underlying collateral in the form of eligible loans or investment securities is pledged to the FHLB.

28 Risk Management Interest Rate Sensitivity The following table summarizes the forecasted impact on net interest margin and net interest income using a base case scenario given upward and downward movements in interest rates of 100, 200 and 300 basis points (“bps”) based on forecasted assumptions of prepayment speeds, nominal interest rates and loan and deposit repricing rates. Estimates are based on current economic conditions, historical interest rate cycles and other factors deemed to be relevant.

29 Risk Management Loans in COVID-19 deferment status

Risk Management COVID-19 at-risk categories remain a small portion of the portfolio 30

Appendix Non-GAAP Reconciliations

32 Appendix Non-GAAP Reconciliation (dollars and shares in thousands, except per share data) (1) Calculation of Return on average tangible common equity (annualized) = ((net income (d) / number of days in period) * number of days in year) / average tangible shareholders’ equity (c)

33 Appendix Non-GAAP Reconciliation (dollars and shares in thousands, except per share data)

www.firstusbank.com Contact: Thomas S. Elley Chief Financial Officer telley@firstusbank.com 205.582.1200